UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 20, 2007

Coastal Banking Company, Inc.
(Exact name of registrant as specified in charter)

South Carolina	000-28333	58-2455445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina 29902
(Address of principal executive offices)

(843) 522-1228
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On November 20, 2007, Coastal Banking Company, Inc. announced a 5% common stock dividend payable on December 14, 2007 to shareholders of record as of November 30, 2007.  No fractional shares will be issued in connection with the stock dividend.  Shareholders entitled to receive a fractional share will receive cash in lieu of the fractional share in an amount equal to the closing price of the common stock as of November 30, 2007, adjusted for the stock dividend.  The Company’s press release announcing the stock dividend is attached hereto as Exhibit 99.1

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

No.	Description
99.1	Press Release dated November 20, 2007

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Dated: November 20, 2007	By:	/s/ Michael Sanchez
Michael Sanchez
Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	Press Release dated November 20, 2007